SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
              Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:
[X]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]   Definitive Information Statement

                           AXP Partners Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14c-5(g) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R) Partners                                                    EXPRESS
 Funds                                                                 (R)

AXP(R) Partners Growth Fund

901 Marquette Avenue South, Suite 2810
Minneapolis, MN 55402-3268

INFORMATION STATEMENT

Notice of Subadviser Change

This information statement, mailed on or about _______________, 2005, is being provided to the shareholders of AXP Partners Growth Fund (the "Fund"), a series of AXP Partners Series, Inc., in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Fund has received from the Securities and Exchange Commission ("SEC"). This exemptive order permits American Express Financial Corporation ("AEFC"), subject to approval of the Board of Directors (the "Board"), to select the subadviser AEFC believes are best suited to achieve the Fund's investment objective. AEFC exercises this authority by making recommendations to the Board to add or replace subadvisers.

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

THE FUND AND ITS MANAGEMENT AGREEMENT

The Fund entered into an Investment Management Services Agreement (the "IMS Agreement") with AEFC dated January 9, 2003. Under the IMS Agreement AEFC monitors the performance of the subadvisers on an ongoing basis, including subadvisers' compliance with Fund objectives, restrictions and related policies and procedures. Factors AEFC considers in making its recommendation to the Board include: the qualifications of a subadviser's investment personnel, its investment philosophy and process, its culture of compliance, and its long-term performance results. Short-term investment performance, by itself, is not a significant factor in recommending a change of a subadviser. As compensation for its services, AEFC receives a management fee from the Fund from which it pays the subadvisers.

Each subadviser serves pursuant to a separate subadvisory agreement (each a "Subadvisory Agreement") under which it manages a portion of the investment portfolio, as determined by AEFC, and provides related compliance and record-keeping services. In accordance with procedures adopted by the Board, a subadviser or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection with those transactions as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), or separate SEC exemptive relief. A subadviser is allowed to use soft dollar arrangements in which it directs brokerage commissions to brokers to pay for research services, provided that the subadviser's procedures are acceptable to AEFC and consistent with Board and AEFC policies.

--------------------------------------------------------------------------------
1   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

                       WELLINGTON MANAGEMENT COMPANY, LLP

                        AND THE NEW SUBADVISORY AGREEMENT

Prior to April 26, 2005, a portion of the Fund's assets was managed by Eagle Asset Management Inc. ("Eagle"). The Board has approved AEFC's recommendation to terminate the Subadvisory Agreement with Eagle and to approve a new Subadvisory Agreement with Wellington Management Company, LLP ("Wellington Management"), effective on April 26, 2005.

The recommendation to replace Eagle with Wellington Management was made by AEFC in the ordinary course of its ongoing evaluation of the subadvisers. The recommendation to hire Wellington Management was based on AEFC's belief that Wellington Management's investment philosophy and style is more consistent with the objectives of the Fund and more compatible with the Fund's other subadviser, Goldman Sachs Asset Management ("GSAM"). Wellington Management and GSAM are collectively referred to as the Fund's "subadvisers."

Under the IMS Agreement, the Fund pays AEFC a fee as follows:

AXP Partners Growth Fund

Assets (billions)          Annual rate at each asset level
First $1.00                           0.780%
Next   1.00                           0.755
Next   1.00                           0.730
Next   3.00                           0.705
Over   6.00                           0.680

The table above represents the fee paid by the Fund to AEFC. AEFC, in turn, will pay Wellington Management out of its own assets, at the following rates:

Assets (billions)           Annual rate at each asset level
First $ 0.050                          0.50%
Over    0.050                          0.40

Beginning on July 1, 2006 the Fund is subject to a minimum annual fee of $350,000.

The fee paid by AEFC to Eagle was 0.50% on the first $50 million, 0.40% on the next $100 million, and gradually reducing to 0.30% thereafter. For the last fiscal period, the following fees were paid to AEFC and to Eagle.

                                                                 Fees paid
                                        Fees paid               by AEFC to
                                  by the Fund to AEFC*             Eagle

AXP Partners Growth Fund
(fiscal year ended 5/31/2004)           $79,513                  $28,655

* AEFC uses these fees to pay both subadvisers.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

The following represents payments made to Raymond James Financial, an affiliate of Eagle Asset Management Inc.

                                                               Percentage of
                                        Aggregate                aggregate
                                          amount                commissions
                                     to affiliate            paid to affiliate
AXP Partners Growth Fund                   $15                     0.03%

Other than the fee schedule and the effective and renewal dates, there are no material differences between the Eagle Subadvisory Agreement and the Wellington Management Subadvisory Agreement.

INFORMATION ABOUT WELLINGTON MANAGEMENT

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2005, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

For information on the principal executive officers and partners, please see Exhibit A.

Other Funds with Similar Investment Objectives Managed by Wellington Management

                                             Assets Managed by
                                                 Wellington           Effective
                                                 Management         Sub-Advisory
Fund (Trust)                                     (millions)              Fee
The Hartford Growth Fund
(a series of The Hartford Mutual Funds, Inc.)      $1,011.6            0.237%

Hartford Growth HLS Fund
(a series of Hartford Series Fund, Inc.)           $416.2              0.280%

ING Large Cap Growth Fund
(a series of ING Equity Trust)                     $301.9*             0.349%

ING VP Large Cap Growth Fund
(a series of ING Variable Products Trust)            $2.1*             0.349%

JNL/Select Large Cap Growth Fund
(a series of JNL Series Trust)                     $242.7              0.421%

Jefferson Pilot Capital Growth Portfolio
(a series of Jefferson Pilot Variable Fund, Inc)   $169.9              0.429%

* The assets are aggregated for purposes of fee calculation.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

Asset and effective fees as of March 31, 2005.

AEFC in making its recommendation to hire Wellington Management as a subadviser for the Fund, provided the following information to the Board:

o The history, reputation, qualification and background of the subadviser, as well as the qualifications of its personnel and its financial condition.

o The subadviser's experience in providing portfolio management services to other similar portfolios and the performance history of those portfolios.

o    The subadvisers' investment philosophy and process.

o The results of its review of the code of ethics and compliance program of the subadviser.

o    Material business relationships with AEFC

Based on the foregoing, the Board concluded that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders.

AEFC, subject to oversight by the Board, decides the proportion of Fund assets to be managed by each subadviser, and may change these proportions at any time. Currently, AEFC anticipates allocating assets so that each subadviser manages approximately one-half of the Fund's assets. As of April 25, 2005, the Fund's assets were managed as follows:

                                          GSAM              Eagle
AXP Partners Growth                        50%               50%

As of April 26, 2005, the Fund's assets are managed as follows:

                                                         Wellington
                                          GSAM           Management
AXP Partners Growth                        50%               50%

FINANCIAL INFORMATION

The Fund's most recent annual report and semiannual report are available on request, without charge, by writing to 70100 AXP Financial Center, Minneapolis, Minnesota 55474 or calling (800) 862-7919, or via the Fund's website at www.americanexpress.com.

RECORD OF BENEFICIAL OWNERSHIP

For AXP Partners Growth Fund, as of record date of March 31, 2005, clients of Charles Schwab & Co., a brokerage firm, held 6.03% of Class A shares, AEFC, Minneapolis, MN held 22.90% of Class A shares, clients of American Enterprise Investment Services Inc., a brokerage firm, held 7.05% of Class C shares, Terry
H. Henson, Fairmount, GA, held 8.49% of Class C shares, Nancy P. Kofranek, Oxnard, CA, held 5.52% of Class C shares, Portfolio Builder Moderate Aggressive Fund, held 32.89% of Class I shares, clients of Charles Schwab & Co., a brokerage firm, held 86.40% of Class Y shares, and AEFC, Minneapolis, MN held 13.60% of Class Y shares.

[As of _____, 2005, Board members and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.]

--------------------------------------------------------------------------------
4   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

[The Fund may serve as an underlying investment of the AXP Portfolio Builder Series funds, which are six affiliated fund-of-funds that principally invest in shares of the Fund and other AXP Funds, including the Fund (together, the "underlying funds"). The Fund and the Portfolio Builder Funds share the same officers, directors, and investment advisor, AEFC. The Portfolio Builder Funds do not invest in the underlying funds for the purpose of exercising management or control; however, from time to time, investments by the Portfolio Builder Funds in the underlying funds may represent a significant portion of any one underlying fund, including, in aggregate, ownership of more than 25% of a particular underlying fund. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts. Procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at Fund shareholder meetings. In all proxy voting, the Portfolio Builder Funds will vote on each proposal in exactly the same proportion that public shareholders vote on the proposal. In addition, AEFC directly owns shares of the Fund as a result of an initial capital investment at the inception of the Fund. As a result, AEFC may be deemed a control person of the Fund to the extent it is considered an indirect or direct beneficial owner with authority to dispose of (sell) or vote shares of the Fund.

To the extent AEFC, as manager of the Portfolio Builder Funds, may be deemed a beneficial owner of the shares of the Fund held by the Portfolio Builder, and such shares, together with any initial capital investment, may cause AEFC, to be deemed to control the Fund, such control was realized by AEFC during the Fund's most recent fiscal year. In aggregate, as of _____________, 2005, AEFC through its initial capital investment, and as a manager of the Portfolio Builder Funds, owned __% of the outstanding shares of the Fund.]

THIS IS NOT A PROXY STATEMENT

The Fund does not hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and if a shareholder wishes to have a proposal considered at a future meeting, it should be submitted in writing to the Fund. Once submitted it will be held and considered for inclusion in the next proxy statement, however, it must be received in reasonable time prior to the solicitation of proxies for the meeting.

____ __, 2005

By Order of the Board of Directors

Leslie L. Ogg, Secretary

--------------------------------------------------------------------------------

5   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

Wellington Management is owned by its 87 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie
A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. Exhibit A sets forth a listing of the partners of Wellington Management, each of whom may be reached at the principal offices of the firm.

Exhibit A

Senior Vice Presidents and Partners of Wellington Management Company, LLP as of January 1, 2005

Partners of Wellington Management Company, llp*

                        Kenneth L. Abrams                  Lorraine A. Keady
                        Nicholas C. Adams                  John C. Keogh
                        Rand L. Alexander                  George C. Lodge, Jr.
                        Deborah L. Allinson                Nancy T. Lukitsh
                        Steven C. Angeli                   Mark T. Lynch
                        James H. Averill                   Norman L. Malcolm
                        John F. Averill                    Mark D. Mandel
                        Karl E. Bandtel                    Christine S. Manfredi
                        David W. Barnard                   Lucinda M. Marrs
                        Mark J. Beckwith                   Earl E. McEvoy
                        James A. Bevilacqua                Matthew E. Megargel
                        Kevin J. Blake                     James N. Mordy
                        William N. Booth                   Diane C. Nordin
                        John A. Boselli                    Stephen T. O'Brien
                        Michael J. Boudens                 Andrew S. Offit
                        Edward P. Bousa                    Edward P. Owens
                        John V. Brannen                    Saul J. Pannell
                        Paul Braverman                     Thomas L. Pappas
                        Robert A. Bruno                    Jonathan M. Payson
                        Michael T. Carmen                  Phillip H. Perelmuter
                        Maryann E. Carroll                 Robert D. Rands
                        William R. H. Clark                Jamie A. Rome
                        Cynthia M. Clarke                  James A. Rullo
                        Richard M. Coffman                 John R. Ryan
                        John DaCosta                       Joseph H. Schwartz
                        Pamela Dippel                      James H. Shakin
                        Scott M. Elliott                   Theodore E. Shasta
                        Robert L. Evans                    Andrew J. Shilling

--------------------------------------------------------------------------------
6   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

                        David R. Fassnacht                 Binkley C. Shorts
                        Lisa d. Finkel                     Scott E. Simpson
                        Mark A. Flaherty                   Trond Skramstad
                        Hollis French                      Stephen A. Soderberg
                        Laurie A. Gabriel                  Haluk Soykan
                        Ann C. Gallo                       Kent M. Stahl
                        Bruce L. Glazer                    Eric Stromquist
                        Subbiah Gopalraman                 Brendan J. Swords
                        Paul Hamel                         Harriett Tee Taggart
                        William J. Hannigan                Frank L. Teixeira
                        Lucius T. Hill, III                Perry M. Traquina
                        James P. Hoffmann                  Nilesh P. Undavia
                        Jean M. Hynes                      Kim Williams
                        Steven T. Irons                    Itsuki Yamashita
                        Mark D. Jordy                      David S. Zimble
                        Paul D. Kaplan

* All Partners are also Senior Vice Presidents of Wellington Management Company, llp except Itsuki Yamashita, who is Senior Managing Director of the Tokyo Branch of Wellington International Management Pte Ltd. ("WIM"), William R.H. Clark who is Managing Director of the Sydney Branch of WIM and the Hong Kong Branch of Wellington Global Investment Management Ltd. and Mark D. Jordy who is Managing Director of the London Branch of Wellington Management
  International  Ltd.  No  Partner   beneficially  owns  more  than  5%  of  the
  partnership.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS GROWTH FUND INFORMATION STATEMENT

AXP Partners Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474


(logo)
AMERICAN
 EXPRESS
(R)

                                                                 S-6371 A (4/05)